SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): June 16, 2004

                           ARIAD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                             0-21696                   22-3106987
 ----------                          -----------               -------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On June 16, 2004, the Registrant disseminated a Press Release announcing that it will provide a live webcast of its Annual Meeting of Shareholders to be held on Wednesday, June 23, 2004, at 10:00 a.m.
           (ET). The webcast will include an overview of the Company and its progress in key programs provided by Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD.

           The information contained in the Press Release dated June 16, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated June 16, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ARIAD PHARMACEUTICALS, INC.



                                  By:    /s/ Edward M. Fitzgerald
                                         --------------------------------------
                                         Edward M. Fitzgerald
                                         Senior Vice President and
                                         Chief Financial Officer


Date:    June 16, 2004

                                  EXHIBIT INDEX

Exhibit                                                             Sequential
Number     Description                                             Page Number
-------    -----------                                            --------------

99.1       The Registrant's Press Release dated June 16, 2004.          4